GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs High Yield Fund

(the “Fund”)

Supplement dated March 19, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2024,

as supplemented to date

Effective immediately, Robert Magnuson will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Benjamin Johnson will begin serving as portfolio manager for the Fund.

Ashish Shah and Aakash Thombre will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Magnuson in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Global Chief Investment Officer of Public Investing, has managed the Fund since 2021; Aakash Thombre, CFA, Managing Director, Global Head of High Yield and Bank Loans, has managed the Fund since 2023; and Benjamin Johnson, CFA, Managing Director, Global Head of Corporate Credit, has managed the Fund since 2025.

The following rows in the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses are amended to the following:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Benjamin Johnson, CFA Managing Director	Portfolio Manager— Investment Grade Credit Fund High Yield Fund	Since 2003 2025	Mr. Johnson is Global Head of Corporate Credit. He joined the Investment Adviser in 1998.
Aakash Thombre, CFA Managing Director, Global Head of High Yield and Bank Loans	Portfolio Manager— High Yield fund High Yield Floating Rate Fund Short Duration High Yield Fund	Since 2023 2023 2019	Mr. Thombre is Global Head of High Yield and Bank Loans. He joined the Investment Adviser in 2007.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SSFISTKCF 03-25